September 20, 2007

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND
DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
DREYFUS U.S. TREASURY LONG TERM FUND

Supplement to Combined Statement of Additional Information
Dated May 1, 2007

The following information supersedes and replaces any contrary information in the first paragraph of the section of the Combined Statement of Additional Information entitled “Description of the Funds – Investment Techniques – Derivatives – Options--In General”:

Options--In General. Each Term Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Term Fund may write (i.e., sell) covered call and put option contracts to the extent of 50% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.